FOR IMMEDIATE RELEASE

/ CORRECTION - CINEDIGM DIGITAL CINEMA CORP. ANNOUNCES FISCAL YEAR 2010 SECOND QUARTER RESULTS

MORRISTOWN, NJ--(Marketwire - November 12, 2009) - In the news release, "Cinedigm Digital Cinema Corp. Announces Fiscal Year 2010 Second Quarter Results," issued earlier today by Cinedigm Digital Cinema Corp. (NASDAQ: CIDM), we are advised by the Company that the subheading should read "Recent $75 Million Investment, $100 Million Credit Facility Create Platform for Growth" rather than "Recent $75 Million Equity Investment, $100 Million Credit Facility Create Platform for Growth" as originally issued. Complete corrected text follows.

Cinedigm Digital Cinema Corp. Announces Fiscal Year 2010 Second Quarter Results

- Recent $75 Million Investment, $100 Million Credit Facility Create Platform For Growth

MORRISTOWN, N.J. – November 12, 2009 –Cinedigm Digital Cinema Corp. (“Cinedigm” or the “Company”) (NASDAQ: CIDM) reported a 6.5% sequential quarterly increase in revenues, to $19.9 million for the fiscal 2010 second quarter ended September 30, 2009. Revenues declined 9% versus the year-ago period.  The Company posted Adjusted EBITDA1 (defined below) of $9.7 million sequentially increasing 3.2% from $9.4 million in the first quarter.  EBITDA declined 11.6% versus the year-ago period EBITDA of $10.9 million.  The Net loss in the second quarter of $1.1 million or $0.04 per share includes various non-cash items aggregating $3.0 million or $0.10 per share, compared to similar items of $11.0 million or $0.40 per share in the year-ago period.  The Company ended the fiscal 2010 second quarter with $37.5 million of cash and investments (including $17.7 million of restricted cash and investments) on its balance sheet.

SECOND QUARTER HIGHLIGHTS

•
Revenues for the fiscal year 2010 second quarter were $19.9 million compared to $21.8 million in the year-ago period.  This decline was primarily due to the previously announced November 2008 contracted 16% step-down in Virtual Print Fee (VPF) rates charged to the major movie studios via long term contracts and to additional movie studios on a pay for use basis.  Partially offsetting this rate decline was a 5% increase in VPFs earned per screen during the quarter due to improved screen turnover.

•
Adjusted EBITDA in the second quarter was $9.7 million, an increase of 3.2% on a sequential quarterly basis from $9.4 million in the first quarter and a decrease of 11.6% from $10.9 million in the year-ago period.  The improvement in Adjusted EBITDA as compared to the first quarter is primarily the result of seasonally increased revenues and careful expense management.

•	Strengthened balance sheet with a $75 Million Senior Note and Warrant transaction to refinance existing debt.

•	Launched Exhibitor-Buyer Phase 2 ownership option with 2 exhibitor partners.

•	Initiated new detailed financial segment reporting to improve business management tools and increase transparency to investors.

Bud Mayo, Chief Executive Officer of Cinedigm, stated, “The second quarter brought a major shift to Cinedigm’s capitalization with the $75 million refinancing from Sageview Capital of our $55 million senior notes and pre-payment of $5 million of Phase 1 non-recourse debt.  This investment was the critical first step necessary to enable Cinedigm to strengthen its balance sheet and restart its growth during this challenging economic environment.  The second step was the signing of commitment letters at the end of October for a $100 million non-recourse Phase 2 credit facility with GE Capital and Société Générale.  The support of two key Phase 1 lenders clearly shows that the credit market challenges for Cinedigm are abating, and we are pushing ahead to create value for investors..  Our new CFO and Chief Strategy Officer, Adam Mizel, has already proven to be an excellent addition to our corporate team.  He has been critical in leading our financing efforts, is communicating with investors regularly, will be speaking at more financial conferences, and recommended our new financial reporting structure in an effort to increase financial transparency.”

1 Adjusted EBITDA is defined by the Company to be earnings before interest, taxes, depreciation and amortization, other income (expense), net, stock-based compensation and non-recurring items.   Pursuant to the requirements of Regulation G, the Company has provided a reconciliation in the tables attached to this release of Adjusted EBITDA to U.S. GAAP net income (loss). The Company calculated and communicated Adjusted EBITDA in the tables because the Company’s management believes it is of importance to investors and lenders by providing additional information with respect to the performance of its fundamental business activities.  The Company’s calculation of Adjusted EBITDA may or may not be consistent with the calculation of this measure by other companies in the same industry. Investors should not view Adjusted EBITDA as an alternative to the U.S. GAAP operating measure of net income (loss). In addition, Adjusted EBITDA does not take into account changes in certain assets and liabilities as well as interest and income taxes that can affect cash flows.  Management does not intend the presentation of these non-GAAP measures to be considered in isolation or as a substitute for results prepared in accordance with U.S. GAAP. These non-GAAP measures should be read only in conjunction with the Company’s consolidated financial statements prepared in accordance with U.S. GAAP.

(973) 290-0080                                                           55 Madison Avenue, Morristown, NJ 07960

PHASE 2 UPDATE
Mayo added, “In addition to the recently announced commitment to provide senior debt to finance up to 2,133 screens by GE Capital and Société Générale, Cinedigm launched its exhibitor-buyer program which enables an exhibitor to finance its own equipment purchase with Cinedigm’s support and retention as the asset servicer managing the VPF revenue stream in return for a share of revenues.  Georgia Theaters and Great Escape, with a combined 457 screens, were our launch partners.  We have a robust pipeline of exhibitors interested in both of these options.  Finally, Cinedigm signed Phase 2 VPF agreements with Warner Bros. and Overture Films and now has VPF agreements with 8 significant studios.  To date we have installed 171 Phase 2 screens and almost 4,000 screens in total.”

CORPORATE UPDATE
Mayo concluded, “It has been an exciting several months at Cinedigm and we have much more to accomplish.  We expect to close on our $100 million Phase 2 facility in December or early January and are actively building our exhibitor pipeline for 2010 deployments.  We are also growing our content delivery business as we expand our satellite network with proceeds from our financing and actively seek additional delivery customers.  Finally, our Entertainment Group distributed its second independent film, “Opa!”, in October and will be launching its 3-D Concert Series with Dave Matthews Band in theaters for a full week beginning December 11, 2009.   As we continue to build on this momentum, we look forward to sharing our progress.”

CONFERENCE CALL NOTIFICATION
Cinedigm will host a conference call to discuss its financial results at 9:00 a.m. Eastern on Thursday, November 12, 2009.  The conference can be accessed by dialing 719.325.4762 at least five minutes before the start of the call.  No passcode is required. The conference call will also be webcast simultaneously and will be accessible via the web on Cinedigm’s Web site, www.cinedigmcorp.com.  A replay of the call will be available after 1:30 p.m. Eastern at 719.457.0820 or 888.203.1112, passcode 4131313.  The replay will be accessible through Thursday, November 19th.

About Cinedigm
Cinedigm is the leader in providing the services, experience, technology and content critical to transforming movie theaters into digital and networked entertainment centers.  The Company is a technology and services integrator that works with Hollywood movie studios and exhibitors to bring movies in digital cinema format to audiences across the country.  Cinedigm’s digital cinema deployment organization, software, unique combined satellite and hard drive digital movie delivery network; pre-show in-theater advertising services; and distribution platform for alternative content such as CineLive® 3-D and 2-D sports and concerts, thematic programming and independent films provide a complete suite of services required to enable the digital theater conversion. www.cinedigm.com [CIDM-E]

Safe Harbor Statement
Investors and readers are cautioned that certain statements contained in this document, as well as some statements in periodic press releases and some oral statements of Cinedigm officials during presentations about Cinedigm, along with Cinedigm ‘s filings with the Securities and Exchange Commission, including Cinedigm’s registration statements, quarterly reports on Form 10-Q and annual report on Form 10-K, are “forward-looking’’ statements within the meaning of the Private  Securities Litigation Reform Act of 1995 (the “Act’’).  Forward-looking statements include statements that are predictive in nature, which depend upon or refer to future events or conditions, which include words such as “expects’,’ “anticipates,’’ “intends,’’ “plans,’’ “could,” “might,” “believes,’’ “seeks,” “estimates’’ or similar expressions.  In addition, any statements concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible future actions, which may be provided by Cinedigm’s management, are also forward-looking statements as defined by the Act.  Forward-looking statements are based on current expectations and projections about future events and are subject to various risks, uncertainties and assumptions about Cinedigm, its technology, economic and market factors and the industries in which Cinedigm does business, among other things.  These statements are not guarantees of future performance and Cinedigm undertakes no specific obligation or intention to update these statements after the date of this release.

# # #

Contact:

Adam M. Mizel
Cinedigm Digital Cinema
(973) 290.0080
amizel@cinedigm.com

CINEDIGM DIGITAL CINEMA CORP.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except for share and per share data)
(Unaudited)
	Three Months Ended
	September 30,
	2008	2009

Revenues	$21,849	$19,881

Costs and expenses:
Direct operating (exclusive of depreciation and amortization shown below)	6,732	6,066
Selling, general and administrative	4,187	4,073
Provision for doubtful accounts	145	136
Research and development	93	64
Stock-based compensation	200	441
Depreciation and amortization of property and equipment	8,133	8,323
Amortization of intangible assets	901	750
Total operating expenses	20,391	19,853
Income from operations	1,458	28

Interest income	99	95
Interest expense	(6,990)	(8,791)
Other income (expense), net	(176)	(158)
Gain on extinguishment of debt	-	10,744
Change in fair value of interest rate swap	(687)	540
Change in fair value of warrants	-	(3,576)
Net loss	(6,296)	(1,118)

Preferred stock dividends	-	(100)
Net loss attributable to shareholders	$(6,296)	$(1,218)
Net loss per Class A and B common share - basic and diluted	$(0.23)	$(0.04)
Weighted average number of Class A and B common shares outstanding:
Basic and diluted	27,536,371	28,663,959

Cinedigm Digital Cinema Corp.
Adjusted EBITDA (as defined)
Reconciliation to GAAP Net Income
(In thousands)
(Unaudited)
	Three Months Ended
	September 30,
	2008	2009

Net loss	$(6,296)	$(1,118)
Add Back:
Amortization of software development	194	161
Depreciation of property and equipment	8,133	8,323
Amortization of intangible assets	901	750
Interest income	(99)	(95)
Interest expense	6,990	8,791
Other (income) expense, net	176	158
Extinguishment of debt	-	(10,744)
Change in fair value of interest rate swap	687	(540)
Change in fair value of warrants	-	3,576
Stock-based expenses	45	(37)
Stock-based compensation	200	441
Adjusted EBITDA (as defined)	$10,931	$9,666

CINEDIGM DIGITAL CINEMA CORP.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except for share and per share data)
(Unaudited)
	Six Months Ended
	September 30,
	2008	2009

Revenues	$42,419	$38,547

Costs and expenses:
Direct operating (exclusive of depreciation and amortization shown below)	12,529	11,528
Selling, general and administrative	9,020	7,942
Provision for doubtful accounts	173	264
Research and development	100	104
Stock-based compensation	358	766
Depreciation and amortization of property and equipment	16,268	16,476
Amortization of intangible assets	1,848	1,515
Total operating expenses	40,296	38,595
Income (loss) from operations	2,123	(48)

Interest income	223	135
Interest expense	(14,166)	(16,341)
Other income (expense), net	(326)	(301)
Gain on extinguishment of debt	-	10,744
Change in fair value of interest rate swap	1,565	1,223
Change in fair value of warrants	-	(3,576)
Net loss	(10,581)	(8,164)

Preferred stock dividends	-	(200)
Net loss attributable to shareholders	$(10,581)	$(8,364)
Net loss per Class A and B common share - basic and diluted	$(0.39)	$(0.29)
Weighted average number of Class A and B common shares outstanding:
Basic and diluted	27,202,593	28,475,217

Cinedigm Digital Cinema Corp.
Adjusted EBITDA (as defined)
Reconciliation to GAAP Net Income
(In thousands)
(Unaudited)
	Six Months Ended
	September 30,
	2008	2009

Net loss	$(10,581)	$(8,164)
Add Back:
Amortization of software development	387	323
Depreciation of property and equipment	16,268	16,476
Amortization of intangible assets	1,848	1,515
Interest income	(223)	(135)
Interest expense	14,166	16,341
Other (income) expense, net	326	301
Extinguishment of debt	-	(10,744)
Change in fair value of interest rate swap	(1,565)	(1,223)
Change in fair value of warrants	-	3,576
Stock-based expenses	119	-
Stock-based compensation	358	766
Adjusted EBITDA (as defined)	$21,103	$19,032

CINEDIGM DIGITAL CINEMA CORP.
CONSOLIDATED BALANCE SHEETS
(In thousands, except for share data)
(Unaudited)
	March 31, 2009	September 30, 2009
ASSETS
Current assets
Cash and cash equivalents	$26,329	$19,732
Restricted short-term investment securities	-	5,594
Accounts receivable, net	13,884	11,527
Deferred costs	3,936	2,999
Unbilled revenue, current portion	3,082	3,522
Prepaid and other current assets	1,798	3,159
Notes receivable, current portion	616	170
Total current assets	49,645	46,703
Restricted long-term investment securities	-	4,974
Restricted cash	255	7,161
Security deposits	424	427
Property and equipment, net	243,124	235,853
Intangible assets, net	10,707	9,192
Capitalized software costs, net	3,653	3,738
Goodwill	8,024	8,024
Deferred costs	3,967	7,735
Unbilled revenue, net of current portion	1,253	1,062
Notes receivable, net of current portion	959	878
Accounts receivable, net of current portion	386	386
Total assets	$322,397	$326,133

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable and accrued expenses	$14,954	$8,995
Current portion of notes payable, non-recourse	24,824	24,758
Current portion of notes payable	424	177
Current portion of capital leases	175	700
Current portion of deferred revenue	5,535	5,860
Current portion of customer security deposits	314	314
Total current liabilities	46,226	40,804
Notes payable, non-recourse, net of current portion	170,624	162,112
Notes payable, net of current portion	55,333	65,627
Capital leases, net of current portion	5,832	5,778
Warrant liability	-	14,308
Fair value of interest rate swap	4,529	3,306
Deferred revenue, net of current portion	1,057	2,013
Customer security deposits, net of current portion	9	9
Total liabilities	283,610	293,957
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value per share; 15,000,000 shares authorized; Series A 10%-20 shares authorized; 8 shares issued and outstanding, at March 31, 2009 and September 30, 2009, respectively. Liquidation preference $4,050	3,476	3,529
Class A common stock, $0.001 par value per share; 65,000,000 shares authorized; 27,544,315 and 28,084,315 issued and 27,492,875 and 28,032,875 shares outstanding at March 31, 2009 and September 30, 2009, respectively	27	28
Class B common stock, $0.001 par value per share; 15,000,000 shares authorized; 733,811 shares issued and outstanding at March 31, 2009 and September 30, 2009, respectively	1	1
Additional paid-in capital	173,565	175,281
Treasury Stock, at cost; 51,440 Class A shares	(172)	(172)
Accumulated deficit	(138,110)	(146,474)
Accumulated other comprehensive loss	-	(17)
Total stockholders’ equity	38,787	32,176
	$322,397	$326,133